SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): May 1, 2003
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                           TELAXIS COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)


         Massachusetts                 000-29053                   04-2751645
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(State or other jurisdiction         (Commission                (IRS employer
         of incorporation)            file number)           identification no.)


8000 Lee Highway, Falls Church, VA                                    22042
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(Address of principal executive offices)                            (Zip code)


Registrant's telephone number, including area code: (703) 205-0600
                                                    --------------



                                 Not Applicable
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

     On May 1, 2003, the Audit Committee of our Board of Directors engaged the independent certified public accounting firm of BDO Seidman, LLP as our independent auditors for the fiscal year ending December 31, 2003.


                                       SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TELAXIS COMMUNICATIONS CORPORATION


Dated: May 7, 2003                     By: /s/David L. Renauld
                                       ---------------------------
                                       David L. Renauld,
                                       Vice President, Legal & Corporate Affairs




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